SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          June 29,1997

                  First Financial Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)

Delaware                    0 -22394               36-3899034
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(State or other       (Commission File No.)     (I.R.S. Employer
jurisdiction of                              Identification No.)
incorporation)

       Registrant's telephone number, including area code:
                         (815) 544-3167



                         Not Applicable
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(Former name or former address, if changed since last report)

Item 5.   Other Events.
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     On June 29, 1997, Jack R. Manley, Director of both First
Financial Bancorp, Inc. (the "Registrant") and First Federal
Savings Bank, the Registrant's wholly owned subsidiary, resigned from such Boards of Directors.

     The Nominating Committees of the respective Boards of Directors will meet shortly to consider potential nominees to fill Mr. Manley's seat on the Board of the Registrant and the Bank.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              FIRST FINANCIAL BANCORP, INC.



DATE: July 11, 1997           By:  /s/ Steven C. Derr
                                   ------------------------------
                                   Steven C. Derr, President and
                                       Chief Executive Officer